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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 24, 1999


                             PARTY CITY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     0-27826                   22-3033692
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

400 Commons Way, Bldg. C
Rockaway, New Jersey                                                       07866
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(Address of principal executive offices)                              (Zip Code)


                                 (973) 983-0888
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)



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Item 5. Other Events.
        -------------

     On November 29,1999, Party City Corporation (the "Company") announced that its vendors and lenders have agreed to waive certain existing defaults under various loan agreements to which the Company is a party. These defaults were caused by the Company's failure to make certain required payments to its vendors on November 15. In addition, certain of the Company's lenders have agreed not to exercise any of their rights arising from the Company's failure to comply with certain financial covenants until the earlier of January 15, 2000 or the date on which the Company refinances its existing bank debt. The foregoing description is qualified in its entirety by reference to the First Amendment to Vendor Forbearance Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference, the Consent, which is attached hereto as
Exhibit 10.2 and is incorporated herein by reference, and the Tolling Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

     A copy of the press release announcing the foregoing transactions is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (a)     Financial statements of business acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

        10.1 First Amendment to Vendor Forbearance and Standstill Agreement, dated as of November 24, 1999, by and among Party City Corporation and each of the vendors on the signature pages thereto.

        10.2 Consent, dated as of November 24, 1999, by and among Party City Corporation and each of the banks, vendors and investors on the signature pages thereto.

        10.3 Tolling Agreement, dated as of November 24, 1999, by and among Party City Corporation and each of the investors on the signature pages thereto.

        99.1         Press Release issued by Party City Corporation on November
                     29, 1999.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PARTY CITY CORPORATION



                                        By:
                                            ------------------------------
                                            Name:
                                            Title:


Date: December __, 1999


                                      -3-

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                                  EXHIBIT INDEX
                                  -------------



Exhibit
Number              Description
------              -----------

10.1 First Amendment to Vendor Forbearance and Standstill Agreement, dated as of November 24, 1999, by and among Party City Corporation and each of the vendors on the signature pages thereto.

10.2 Consent, dated as of November 24, 1999, by and among Party City Corporation and each of the banks, vendors and investors on the signature pages thereto.

10.3 Tolling Agreement, dated as of November 24, 1999, by and among Party City Corporation and each of the investors on the signature pages thereto.

99.1                Press Release issued by Party City Corporation on November
                    29, 1999.